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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2000

                            THE PATHWAYS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                      000-24119                  91-1617556
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation)               File Number)            Identification No.)

             14201 N.E. 200TH STREET, WOODINVILLE, WASHINGTON 98072
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  425.483.3411
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              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 11, 2000, The Pathways Group, Inc. (the "Company") executed a letter of intent with Upgrade International Corporation ("Upgrade") (OTCBB:UPGD) pursuant to which Upgrade will acquire 100% of the Company in an all-share transaction. Upgrade proposes that each stockholder of the Company receive one share of Upgrade common stock for each 14.3 shares of Company common stock held by such stockholder. The acquisition is subject to the negotiation of a definitive merger agreement, the receipt of all regulatory approvals and stockholder approval.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 THE PATHWAYS GROUP, INC.

                                 By: /s/ Carey F. Daly, II
                                    ------------------------------
                                 Name:  Carey F. Daly, II
                                 Title: President, Chief Executive Officer and Chairman of the Board



Date:  July 13, 2000